SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT OF

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

SMALL CAP VALUE PORTFOLIO

ALL AMERICA PORTFOLIO

MID CAP VALUE PORTFOLIO

DATED AS OF APRIL 1, 2022

Effective on April 1, 2022, Brittain Ezzes, Executive Vice President of the Adviser, resigned from Mutual of America and Stephen J. Rich, Chief Executive Officer of the Adviser, replaced her as the Portfolio Manager of the Small Cap Value Portfolio, the Mid Cap Value Portfolio, and the small cap and mid-cap value segments of the All America Portfolio.

Summary Prospectus text changes:

The following disclosure replaces the text under the heading Portfolio Manager for the Small Cap Value Portfolio and the Mid Cap Value Portfolio:

Portfolio Manager. Stephen J. Rich, Chief Executive Officer of the Adviser, and portfolio manager of the Portfolio since April 2022, having previously served as the portfolio manager of the Portfolio from its inception in January 2020 through 2021, is primarily responsible for the day-to-day management of the Portfolio.

The following disclosure replaces the text under the heading Portfolio Manager for the All America Portfolio:

Portfolio Managers. Joseph R. Gaffoglio, President of the Adviser, and a portfolio manager of the large cap value and large cap growth segments of the Portfolio since its inception in January 2020, Stephen J. Rich, Chief Executive Officer of the Adviser, and a portfolio manager of the small cap and mid-cap value segments of the Portfolio since April 2022, having previously served as the portfolio manager of these segments since its inception in January 2020 through 2021, Marguerite Wagner, Executive Vice President of the Adviser, and a portfolio manager of the small cap growth and mid cap core segments of the Portfolio since its inception in January 2020, and Jamie A. Zendel, Executive Vice President of the Adviser, and a portfolio manager of the indexed portion of the Portfolio since its inception in January 2020, are primarily responsible for the day-to-day management of the Portfolio.

Prospectus text changes:

Disclosure relating to Ms. Ezzes on page 123 is deleted and replaced with the following disclosure, under the section heading Portfolio Managers:

Stephen J. Rich, Chief Executive Officer of the Adviser, joined the Adviser in February 2004, and has approximately 30 years of experience selecting securities for and managing equity portfolios.

The following disclosure replaces the text under the sub-heading Small Cap Value Portfolio on page 124:

The Small Cap Value Portfolio is managed by Stephen J. Rich. See “Portfolio Managers” for additional information.

The following disclosure replaces the text under the sub-heading Mid Cap Value Portfolio on page 124:

The Mid Cap Value Portfolio is managed by Stephen J. Rich. See “Portfolio Managers” for additional information.

The following disclosure replaces the text under the sub-heading All America Portfolio on page 124:

The large cap value and large cap growth segments of the All America Portfolio are managed by Joseph R. Gaffoglio. The small cap and mid-cap value segments of the Portfolio are managed by Stephen J. Rich. The small cap growth and mid cap core segments of the Portfolio are managed by Marguerite Wagner. The indexed portion of the Portfolio is managed by Jamie A. Zendel. See “Portfolio Managers” for additional information.